UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 20, 2008

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                    DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
                    ARRANGEMENTS OF CERTAIN OFFICERS.

(a)        On February 21, 2008, Unifi, Inc. (the "Company") entered into a Change of Control Agreement (the "Agreement") with Ronald L. Smith, the Company's Vice President and Chief Financial Officer.  The Agreement provides that if Mr. Smith's employment is terminated involuntarily, other than by death or disability or cause, or voluntarily for good reason, after a change in control of the Company, Mr. Smith will receive certain benefits.  The present value of the benefits will be 2.99 times the average of Mr. Smith's annual compensation paid during the five (5) calendar years preceding the change of control of the Company, limited to the amount deductible by the Company and as may be subject to excise taxes under the Internal Revenue Code, all as determined by the Company's independent certified public accountants, whose decision shall be binding upon the Company and Mr. Smith.  These benefits will be paid to Mr. Smith in equal installments over a twenty-four (24) month period.

            A change of control is deemed to occur if, among other things, (i) there shall be consummated any consolidation or merger of the Company or the sale of all or substantially all of the assets of the Company, (ii) the Shareholders of the Company have approved any plan or proposal for the liquidation or dissolution of the Company, (iii) any person acquires twenty percent (20%) or more of the outstanding voting stock of the Company, or (iv) if there is a change in the majority of Directors under specified conditions within a two (2) year period.

A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(b)        Effective February 20, 2008, the Board of Directors of the Company appointed Mr. Archibald Cox, Jr. to the Board of Directors of the Company.  Mr. Cox was appointed to a term expiring at the Company's 2008 Annual Meeting of Shareholders, at which time it is expected that he will be nominated to stand for election by the Shareholders of the Company.  Mr. Cox was appointed to the Audit Committee of the Board of Directors.  There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Cox or any member of his immediate family had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Change of Control Agreement between Unifi, Inc. and Ronald L. Smith, effective February 21, 2008.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      UNIFI, INC.

                                                                      By:       /s/ CHARLES F. MCCOY
                                                                                     Charles F. McCoy
                                                                                     Vice President, Secretary and General Counsel

Dated:  February 22, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Change of Control Agreement between Unifi, Inc. and Ronald L. Smith, effective February 21, 2008.